THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO
                    CERTAIN PROVISIONS CONTAINED HEREIN AND TO
                          RESALE RESTRICTIONS UNDER THE
                        SECURITIES ACT OF 1933, AS AMENDED


                   STOCK OPTION AGREEMENT, dated October 26, 1997, be-tween Eagle Financial Corp., a Delaware corporation ("Issuer"), and Webster Financial Corporation, a Delaware corporation ("Grantee").

                               W I T N E S S E T H:

                   WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which agreement has been executed by the parties hereto immediately prior to this Stock Option Agreement (the "Agreement"); and

                   WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined);

                   NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

                   1. (a) Issuer hereby grants to Grantee an uncondi-tional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 1,256,991 fully paid and nonassess-able shares of Issuer's Common Stock, par value $0.01 per share ("Common Stock"), at a price of $41.25 per share (the "Option Price"); provided, however, that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock without giving effect to any shares subject to or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

                   (b) Notwithstanding anything in this Agreement or the Merger Agreement to the contrary, (i) Grantee acknowledges that, as of the date of this Agreement, Issuer does not have a sufficient number of authorized but unreserved shares of Common Stock available to fulfill its obligations under this Agreement with respect to the issuance of the full number of shares cov-ered by the Option, (ii) Issuer shall use its best efforts to take any corporate action necessary to cure such insufficiency (including, without limitation, using its best efforts to ob-tain any required vote of Issuer's stockholders) at such time as is appropriate to preserve Issuer's rights hereunder (but in any event as promptly as practicable after the occurrence of an Initial Triggering Event); and (iii) Grantee agrees that there shall not be any breach or default under, or any liability of Issuer in respect of, any representation, warranty, covenant or agreement of Issuer in this Agreement or the Merger Agreement based solely on the inability of Issuer to issue such full num-ber of shares, or the fact of such inability, provided that Issuer has complied with its obligations set forth in clause
         (ii) of this Section 1(b).

                   (c) In the event that any additional shares of Com-mon Stock are either (i) issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement) or (ii) redeemed, repurchased, retired or otherwise cease to be outstanding after the date of the Agreement, the number of shares of Common Stock subject to the Option shall be increased or decreased, as appropriate, so that, after such issuance, such number equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Noth-ing contained in this Section 1(b) or elsewhere in this Agree-ment shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

                   2. (a) The Holder (as hereinafter defined) may ex-ercise the Option, in whole or part, and from time to time, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter de-fined) shall have occurred prior to the occurrence of an Exer-cise Termination Event (as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 90 days following such Subsequent Triggering Event. Each of the following shall be an "Exercise Termination Event": (i) the Effective Time (as defined in the Merger Agreement) of the Mer-ger; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event except a termina-tion by Grantee pursuant to Section 8.1(e) or Section 8.1(f) of the Merger Agreement (in each case, unless the breach by Issuer giving rise to such right of termination is non-volitional); or
         (iii) the passage of 12 months after termination of the Merger Agreement if such termination follows the occurrence of an Ini-tial Triggering Event or is a termination by Grantee pursuant to Section 8.1(e) or Section 8.1(f) of the Merger Agreement (in each case, unless the breach by Issuer giving rise to such right of termination is non-volitional). The term "Holder" shall mean the holder or holders of the Option.

                   (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

                         1.  Issuer or any of its Subsidiaries (each
              an "Issuer Subsidiary"), without having received Grant-ee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning as-signed thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the stockholders of Issuer approve or accept any Acquisition Transaction. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as de-fined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) of Is-suer, (x) a purchase, lease or other acquisition or as-sumption of all or a substantial portion of the assets or deposits of Issuer or any Significant Subsidiary of Issuer, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or oth-erwise) of securities representing 10% or more of the voting power of Issuer, or (z) any substantially similar transaction; provided, however, that in no event shall any (i) merger, consolidation, purchase or similar transaction involving only the Issuer and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries or (ii) merger or consolidation as to which the common stockholders of the Issuer immediately prior thereto own in the aggregate at least 60% of the common stock of the surviving corporation or its pub-licly held parent corporation immediately following con-summation thereof be deemed to be an Acquisition Trans-action, provided that any such transaction is not en-tered into in violation of the terms of the Merger Agreement;

                         2. Issuer or any Issuer Subsidiary, without having received Grantee's prior written consent, shall have authorized, recommended, proposed or publicly an-nounced its intention to authorize, recommend or pro-pose, to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary, or the Board of Directors of Issuer shall have publicly withdrawn or modified, or publicly announced its inten-tion to withdraw or modify, in any manner adverse to Grantee, its recommendation that the stockholders of Issuer approve the transactions contemplated by the Mer-ger Agreement in anticipation of engaging in an Acquisi-tion Transaction;

                         3.  Any person other than Grantee, any
              Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of its busi-ness shall have acquired beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Common Stock (the term "bene-ficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

                         4.  Any person other than Grantee or any
              Grantee Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transac-tion;

                         5.  After an overture is made by a third
              party to Issuer or its stockholders to engage in an Ac-quisition Transaction, Issuer shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement and (y) shall not have been cured prior to the Notice Date (as defined below); or

                         6.  Any person other than Grantee or any
              Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Office of Thrift Supervision (the "OTS"), or other federal or state bank or thrift regulatory authority, which application or notice has been accepted for pro-cessing, for approval to engage in an Acquisition Trans-action.

                   (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

                         1. The acquisition by any person of benefi-cial ownership of 25% or more of the then outstanding Common Stock; or

                         2.  The occurrence of the Initial Triggering
              Event described in paragraph (i) of subsection (b) of this Section 2, except that the percentage referred to in clause (y) shall be 25%.

                   (d) Issuer shall notify Grantee promptly in writ-ing of the occurrence of any Initial Triggering Event or Sub-sequent Triggering Event of which it has notice (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

                   (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notifi-cation to or approval of the OTS or of any other regulatory agency or of Issuer's stockholders is required in connection with such purchase, the Holder shall promptly file the re-quired notice or application for approval and shall expedi-tiously process the same or use best efforts to promptly ob-tain such stockholder approval, as the case may be, and the period of time that otherwise would run pursuant to this sen-tence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

                   (f) At the closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggre-gate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately avail-able funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to desig-nate such a bank account shall not preclude the Holder from exercising the Option.

                   (g) At such closing, simultaneously with the de-livery of immediately available funds as provided in sub-section (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evi-dencing the rights of the Holder thereof to purchase the bal-ance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

                   (h) Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

                   The transfer of the shares represented by this cer-tificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor.

         It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a let-ter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act; (ii) the reference to the provisions of this Agree-ment in the above legend shall be removed by delivery of sub-stitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provi-sions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if both conditions in the preceding clauses (i) and (ii) are satisfied. In addition, such certificates shall bear any other legend as may be re-quired by law.

                   (i) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the appli-cable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwith-standing that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the prepara-tion, issue and delivery of stock certificates under this
         Section 2 in the name of the Holder or its assignee, trans-feree or designee.

                   3. Issuer agrees: (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, war-rants, convertible securities and other rights to purchase Common Stock; (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the cove-nants, stipulations or conditions to be observed or performed hereunder by Issuer; (iii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period re-
         quirements specified in 15 U.S.C.   18a and regulations pro-
         mulgated thereunder and (y) in the event, under the Home Own-ers' Loan Act of 1933, as amended, (the "HOLA") or any other federal or state banking or thrift law or regulations there-under, prior approval of or notice to the OTS or to any other federal or any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and pro-viding such information to the OTS or other federal or any such state regulatory authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; and (iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

                   4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements provid-ing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable here-under. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutila-tion of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if muti-lated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obliga-tion on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

                   5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, the num-ber of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to ad-justment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, con-versions, exchanges of shares, distributions on or in respect of the Common Stock that would be prohibited under the terms of the Merger Agreement, or the like, the type and number of shares of Common Stock purchasable upon exercise hereof and the Option Price shall be appropriately adjusted in such man-ner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

                   6. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within 90 days of such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering this Option and any shares issued and issuable pursuant to this Option and shall use its reasonable best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of this Option and any shares of Common Stock issued upon total or partial exercise of this Option ("Option Shares") in ac-cordance with any plan of disposition requested by Grantee. Issuer will use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effec-tive or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of the Option or Option Shares as provided above, Issuer is in registration with respect to an under-written public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or manag-ing underwriters, or, if none, the sole underwriter or under-writers, of such offering the inclusion of the Holder's Op-tion or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and Is-suer in the aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a regis-tration statement for the balance as promptly as practicable and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed here-under. If requested by any such Holder in connection with such registration, Issuer shall become a party to any under-writing agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of repre-sentations, warranties, indemnities and other agreements cus-tomarily included in secondary offering underwriting agree-ments for the Issuer. Upon receiving any request under this
         Section 6 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 6, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies. Not-withstanding anything to the contrary contained herein, in no event shall Issuer be obligated to effect more than two reg-istrations pursuant to this Section 6 by reason of the fact that there shall be more than one Grantee as a result of any assignment or division of this Agreement.

                   7. (a) Immediately prior to the occurrence of a Repurchase Event (as defined below), (i) following a request of the Holder, delivered prior to an Exercise Termination Event, Issuer (or any successor thereto) shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to the amount by which (A) the Market/Offer Price (as defined below) exceeds (B) the Option Price, multi-plied by the number of shares for which this Option may then be exercised (without reference to any limitation set forth in Section 1(b) hereof) and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 90 days of such occurrence (or such later period as provided in Section 10), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall desig-nate at a price (the "Option Share Repurchase Price") equal to the Market/Offer Price multiplied by the number of Option Shares so designated. The term "Market/Offer Price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, (iii) the highest closing price for shares of Common Stock within the six-month period immediately preceding the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Op-tion Shares, as the case may be, or (iv) in the event of a sale of all or a substantial portion of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Issuer, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the Market/Offer Price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, and reasonably accept-able to the Issuer.

                   (b) The Holder and the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and any Option Shares pursuant to this Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that the Holder or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this
         Section 7. Within the latter to occur of (x) five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the time that is immediately prior to the occurrence of a Repurchase Event, Issuer shall deliver or cause to be delivered to the Holder the Option Repurchase Price and/or to the Owner the Option Share Repur-chase Price therefor or the portion thereof, if any, that Issuer is not then prohibited under applicable law and regu-lation from so delivering (or with respect to which Issuer is not required to give notice to, or to obtain the prior ap-proval of, any regulatory authority in order to cause its federally-chartered savings bank subsidiary to pay dividends sufficient to allow it to so deliver) or with respect to which Issuer does not require the approval (or has obtained such approval) of its stockholders pursuant to Article Thir-teen of Issuer's Restated Certificate of Incorporation.

                   (c) To the extent that Issuer is prohibited under applicable law or regulation from repurchasing (or would be required to give prior notice to, or to obtain the prior ap-proval of, any regulatory authority in order to cause its federally-chartered savings bank subsidiary to pay dividends sufficient to allow Issuer to repurchase), or requires any approval of its stockholders to repurchase, the Option and/or the Option Shares in full, Issuer shall immediately so notify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering (or with re-spect to which Issuer has received any required funds from its federally-chartered savings bank subsidiary), within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to para-graph (b) of this Section 7 is prohibited under applicable law or regulation from delivering (or would be required to give prior notice to, or to obtain the prior approval of, any regulatory authority in order to cause its federally-chartered savings bank subsidiary to pay dividends sufficient to allow Issuer to repurchase), or requires any approval of its stockholders to deliver, to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain such ap-proval of its stockholders and all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repur-chase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering (or with respect to which Issuer has received any required funds from its federally-chartered savings bank subsidiary); and (ii) deliver, as ap-propriate, either (A) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of deliv-ery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denomina-tor of which is the Option Repurchase Price, or (B) to the Owner, a certificate for the Option Shares it is then so pro-hibited from repurchasing.

                   (d) For purposes of this Section 7, a Repurchase Event shall be deemed to have occurred (i) upon the consumma-tion of any merger, consolidation or similar transaction in-volving Issuer or any purchase, lease or other acquisition of all or a substantial portion of the assets of Issuer, other than any such transaction which would not constitute an Ac-quisition Transaction pursuant to the provisos to Section 2(b)(i) hereof or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the then outstanding shares of Common Stock, provided that no such event shall constitute a Repurchase Event unless a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event. The parties hereto agree that Issuer's obligations to repurchase the Option or Option Shares under this Section 7 shall not terminate upon the occurrence of an Exercise Termi-nation Event unless no Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event.

                   8. (a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the con-tinuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securi-ties of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company, or
         (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement gov-erning such transaction shall make proper provision so that the Option shall, upon the consummation of any such transac-tion and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

                   (b) The following terms have the meanings indi-cated:

                        a. "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Is-suer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

                        b. "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Op-tion upon exercise of the Substitute Option.

                        (3)  "Assigned Value" shall mean the Market/
              Offer Price, as defined in Section 7.

                        (4)  "Average Price" shall mean the average
              closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolida-tion, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Com-mon Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be com-puted with respect to a share of common stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

                   (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Sub-stitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substan-tially the same form as this Agreement, which shall be appli-cable to the Substitute Option.

                   (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable (with-out reference to any limitation set forth in Section 1(b) hereof), divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a frac-tion, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable (with-out reference to any limitation set forth in Section 1(b) hereof) and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

                   (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock out-standing prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the shares of Substitute Common Stock out-standing prior to exercise but for this clause (e), the is-suer of the Substitute Option (the "Substitute Option Is-suer") shall make a cash payment to Holder equal to the ex-cess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Acquiring Corpora-tion.

                   (f) Issuer shall not enter into any transaction described in subsection (a) of this Section 8 unless the Ac-quiring Corporation and any person that controls the Acquir-ing Corporation assume in writing all the obligations of Is-suer hereunder.

                   9. (a) At the request of the holder of the Sub-stitute Option (the "Substitute Option Holder"), the Substi-tute Option Issuer shall repurchase the Substitute Option from the Substitute Option Holder at a price (the "Substitute Option Repurchase Price") equal to (x) the amount by which
         (i) the Highest Closing Price (as hereinafter defined) ex-ceeds (ii) the exercise price of the Substitute Option, mul-tiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised plus
         (y) Grantee's reasonable out-of-pocket expenses (to the ex-tent not previously reimbursed), and at the request of the owner (the "Substitute Share Owner") of shares of Substitute Common Stock (the "Substitute Shares"), the Substitute Option Issuer shall repurchase the Substitute Shares at a price (the "Substitute Share Repurchase Price") equal to (x) the Highest Closing Price multiplied by the number of Substitute Shares so designated plus (y) Grantee's reasonable out-of-pocket expenses (to the extent not previously reimbursed). The term "Highest Closing Price" shall mean the highest closing price for shares of Substitute Common Stock within the six-month period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substi-tute Option or the Substitute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

                   (b) The Substitute Option Holder and the Substi-tute Share Owner, as the case may be, may exercise its re-spective right to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this Section 9 by surrendering for such purpose to the Substitute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agreement, a copy of this Agreement) and certificates for Substitute Shares accompanied by a written notice or no-tices stating that the Substitute Option Holder or the Sub-stitute Share Owner, as the case may be, elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this Section 9. As promptly as practicable, and in any event within five business days after the sur-render of the Substitute Option and/or certificates repre-senting Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to the Substitute Share Owner the Substitute Share Repurchase Price therefor or, in either case, the portion thereof which the Substitute Option Issuer is not then prohibited under appli-cable law and regulation, or under any express provision of its certificate of incorporation or similar charter document requiring prior stockholder approval, from so delivering.

                   (c) To the extent that the Substitute Option Is-suer is prohibited under applicable law or regulation from repurchasing, or requires any approval of its stockholders to repurchase, the Substitute Option and/or the Substitute Shares in part or in full, the Substitute Option Issuer fol-lowing a request for repurchase pursuant to this Section 9 shall immediately so notify the Substitute Option Holder and/ or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the portion of the Substitute Share Repurchase Price, respec-tively, which it is no longer prohibited from delivering, within five business days after the date on which the Substi-tute Option Issuer is no longer so prohibited; provided, how-ever, that if the Substitute Option Issuer is at any time after delivery of a notice of repurchase pursuant to subsec-tion (b) of this Section 9 prohibited under applicable law or regulation from delivering, or requires the any approval of its stockholders to deliver, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Sub-stitute Option Repurchase Price and the Substitute Share Re-purchase Price, respectively, in full (and the Substitute Option Issuer shall use its best efforts to obtain any such required stockholder approval and all required regulatory and legal approvals, in each case as promptly as practicable, in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Substitute Shares either in whole or to the extent of the prohibition, where-upon, in the latter case, the Substitute Option Issuer shall promptly (i) deliver to the Substitute Option Holder or Sub-stitute Share Owner, as appropriate, that portion of the Sub-stitute Option Repurchase Price or the Substitute Share Re-purchase Price that the Substitute Option Issuer is not pro-hibited from delivering; and (ii) deliver, as appropriate, either (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to purchase that number of shares of the Substitute Common Stock obtained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price less the portion thereof theretofore delivered to the Substitute Option Holder and the denominator of which is the Substitute Option Repurchase Price, or (B) to the Substitute Share Owner, a certificate for the Substitute Common Shares it is then so prohibited from repurchasing.

                   10. The 90-day period for exercise of certain rights under Sections 2, 6, 7 and 14 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, for the expiration of all statutory waiting periods, and to the extent required to ob-tain any required stockholder approval or until such stock-holder approval is no longer required; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

                   11. Issuer hereby represents and warrants to Grantee as follows:

                   (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate pro-ceedings on the part of Issuer (other than the shareholder approval referred to in Sections 2(e), 7(b) and 9(c) hereof) are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.

                   (b) Issuer has taken all necessary corporate ac-tion to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have re-served for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursu-ant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

                   12. Grantee hereby represents and warrants to Is-suer that:

                   (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all neces-sary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

                   (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

                   13. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof and applicable restrictions under law, may assign in whole or in part its rights and ob-ligations hereunder within 90 days following such Subsequent Triggering Event (or such later period as provided in Section
         10).

                   14. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to have approved for quotation the shares of Common Stock issu-able hereunder on the NASDAQ Stock Market National Market upon official notice of issuance and applying to the OTS un-der the HOLA for approval to acquire the shares issuable hereunder, but Grantee shall not be obligated to apply to state banking authorities for approval to acquire the shares of Common Stock issuable hereunder until such time, if ever, as it deems appropriate to do so.

                   15. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the par-ties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

                   16. If any term, provision, covenant or restric-tion contained in this Agreement is held by a court or a fed-eral or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not per-mitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or 5 hereof), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

                   17. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (post-age prepaid, return receipt requested) at the respective ad-dresses of the parties set forth in the Merger Agreement.

                   18. This Agreement shall be governed by and con-strued in accordance with the laws of the State of Delaware, without regard to any conflicts of laws rules.

                   19. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an origi-nal, but all of which shall constitute one and the same agreement.

                   20. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bank-ers, accountants and counsel.

                   21. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the en-tire agreement between the parties with respect to the trans-actions contemplated hereunder and supersedes all prior ar-rangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to con-fer upon any party, other than the parties hereto, and their respective successors and permitted assigns, any rights, rem-edies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                   22. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.


                   IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

                                       EAGLE FINANCIAL CORP.


                                       By: /s/ Robert J. Britton
                                          Name:  Robert J. Britton
                                          Title: President and Chief
                                                 Executive Officer


                                       WEBSTER FINANCIAL CORPORATION


                                       By: /s/ James C. Smith
                                          Name:  James C. Smith
                                          Title: Chairman and Chief
                                                 Executive Officer




                             [Stock Option Agreement]